**After Recording Return to:**

Sharon E. Conway
ATTORNEY AT LAW
2441 High Timbers, Suite 410
The Woodlands, Texas 77380-1052
(281) 681-2230

# ASSIGNMENT OF OVERRIDING ROYALTY INTEREST

| | |
|---|---|
| State: | Texas |
| Counties: | Gonzales, Wilson, Frio, Karnes, Sabine, and Jasper |
| Assignor: | CATI Operating, LLC<br>4040 Broadway Street, Suite 425<br>San Antonio, Texas 78209 |
| Assignee: | Louise Herrington Ornelas Trust<br>c/o Sharon E. Conway<br>Attorney at Law<br>2441 High Timbers, Suite 410<br>The Woodlands, Texas 77380-1052 |
| Effective Date | December 13, 2017 |

CATI Operating, LLC, as Assignor, referred to as "CATI," for Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are acknowledged, does BARGAIN, SELL, TRANSFER, CONVEY, and ASSIGN to the Louise Herrington Ornelas Trust as Assignee, referred to as "LHO Trust," whose address is 2512 Alta Mira, Tyler, Texas, 75701-7301, the following:

> An overriding royalty equal to 0.01 of 8/8ths of all oil, gas, and associated minerals and hydrocarbons that may be produced, saved, and marketed from the oil and gas leases described in the attached Exhibit A, reference to which is made in this Assignment for all purposes. The assigned overriding royalty interests described in this paragraph shall be referred to as the "ORRI."

The oil and gas leases described in the attached Exhibit A are collectively referred to in this Assignment as the "Leases."

The ORRI shall be delivered or paid free and clear of all costs and expenses of development or operations, except that the ORRI shall bear their proportionate share of any ad valorem, gross production, severance, and other taxes levied upon the ORRI or measured by the production of oil or gas attributable to the ORRI on the Leases.

The ORRI are further subject to the following provisions:

a. If any of the Leases cover less than the entire and undivided mineral fee interest in the land described in the Lease, then the ORRI shall be proportionately reduced as to that Lease so that the ORRI shall be paid only in the proportion that the mineral interest in the land that is covered by the Lease bears to the full mineral interest in the land described in the Lease.

b. If the collective interests of CATI in any of the Leases is less than the full leasehold interest created by the Lease, then the ORRI shall be proportionately reduced as to that Lease so that the ORRI shall be paid only in the proportion that the collective leasehold interest in the lease owned by CATI bears to the full leasehold interest created in the lease.

c. Oil or gas used in operations upon the lands covered by the Leases, including lands pooled with them, and in the handling of production from the Lands covered by the Leases, shall not be deducted before computing the overriding royalties due to be paid under this Assignment to the LHO Trust.

d. CATI shall not pool or unitize the ORRI without the prior written consent of the LHO Trust, and the LHO Trust may withhold consent in its sole and absolute discretion.

e. The ORRI shall extend to any and all renewals or extensions of the Leases and to new leases taken by CATI and CATI's successors and assigns on the same lease premises, or any part of the same lease premises, within forty-eight months after the expiration or termination of the Leases.

f. CATI and the LHO Trust intend for this ORRI to apply to any and all wells, leases, and other mineral rights and interests CATI has as of December 13, 2017. CATI and the LHO Trust agree to add any missing information and to correct any incorrect information contained in this ORRI and its accompanying Exhibit A upon discovery, and they do not intend for any lease, well, or other mineral rights and interests held by CATI as of December 13, 2017, to be excluded.

g. The ORRI are subject to any and all instruments appearing of record affecting the Leases to the extent, and only to the extent, that the instruments are valid and remain in full force and effect.

h. The terms, covenants, and conditions of this Assignment shall be binding upon, and shall inure to the benefit of, CATI and the LHO Trust and their respective successors and assigns.

i. This Assignment may be executed in several original counterparts, all of which are identical. Each of the executed counterparts of this Assignment shall for all purposes be deemed to be an original, and all counterparts shall together constitute the Assignment.

TO HAVE AND TO HOLD the ORRI to the LHO Trust and to the LHO Trust's successors and assigns forever; provided, however, that this Assignment is executed without warranty of title, express or implied.

DATED this 13th day of December, 2017.

***[Remainder of page left blank intentionally. Signatures follow on next two pages.]***

**Assignor:**

CATI OPERATING, LLC

BY: Richard Azar, Interim CEO and Secretary

## ACKNOWLEDGEMENT

**STATE OF TEXAS** §
§
**COUNTY OF BEXAR** §

This instrument was acknowledged before me on December 13TH, 2017, by RICHARD AZAR II, INTERIM CEO + SEC. (title) of CATI Operating, LLC, a Texas limited liability company ("LLC"), on behalf of the LLC.

**(Seal)**

STACY A. SHAFER
Notary Public, State of Texas
My Commission Expires
August 03, 2019

Notary Public in and for the State of Texas

**Assignee:**

LOUISE HERRINGTON ORNELAS TRUST

By: ______________________
LOUISE H. ORNELAS, Trustee

**ACKNOWLEDGEMENT**

**State of Texas** §
§
**County of Smith** §

This instrument was acknowledged before me on December _______, 2017, by Louise H. Ornelas, Trustee of the Louise Herrington Ornelas Trust, on behalf of the Trust.

______________________
Notary Public in and for the State of Texas

# EXHIBIT A

## CATI Operating, LLC – Leases and Properties
as of October 4, 2017

| Leases | | | | | | |
|---|---|---|---|---|---|---|
| **Lessor** | **Lessee** | **Date** | **Vol** | **PG** | **County** | **State** |
| Arline G Pettus | Lucas Energy, Inc. | 2/11/2010 | 1016 | 864 | Gonzales | Texas |
| Benedict W Barborak and wife Bernice | George Pendergast | 2/25/2000 | 831 | 438 | Gonzales | Texas |
| Beverly Jan Burnett | Lucas Energy, Inc. | 11/24/2008 | 993 | 114 | Gonzales | Texas |
| Beverly Jean Pirkle | Lucas Energy, Inc. | 8/29/2008 | 989 | 574 | Gonzales | Texas |
| Carolyn Anne Boothe Cox | Lucas Energy, Inc. | 7/30/2009 | 1007 | 63 | Gonzales | Texas |
| Cecilla H. Wright | Lacy & Byrd, Inc. | 8/19/1987 | 604 | 427 | Gonzales | Texas |
| Charles F. Freeman et ux | Jim Burgin and Associates | 2/4/1990 | 653 | 665 | Gonzales | Texas |
| Charles W. Graham DBA Graham Land & Cattle Co. | Lucas Energy, Inc. | 4/1/2009 | 1000 | 834 | Gonzales | Texas |
| Cleo Edwards Edmonds and husband David | TRT Energy Holding, Inc. | 10/31/1989 | 639 | 624 | Gonzales | Texas |
| Don C. Rainey and wife Imogene | Crude Operating, LLC | 6/15/2004 | 988 | 876 | Gonzales | Texas |
| Ernest Fred Ehrig, Jr. | Origin Production Company | 10/11/2005 | 931 | 990 | Gonzales | Texas |
| Ernest W. Gasslot | Hall Phoenix | 12/13/2010 | 1063 | 117 | Gonzales | Texas |
| Estate of Edna Elsie Gatlin by Patsy Crockett | Lucas Energy, Inc. | 5/22/2014 | 1164 | 762 | Gonzales | Texas |
| Eugene Willard et ux | Lucas Energy, Inc. | 8/9/2010 | 1028 | 840 | Gonzales | Texas |
| Francis Wright | Lucas Energy, Inc. | 7/29/2011 | 1066 | 368 | Gonzales | Texas |

| Lessor | Lessee | Date | Vol | PG | County | State |
|---|---|---|---|---|---|---|
| Henry E. Christian and wife Nellie | Royal Oil and Gas Corp | 7/20/1988 | 620 | 246 | Gonzales | Texas |
| Jackie Robertson | Teton Exploration | 4/9/2010 | 1020 | 717 | Gonzales | Texas |
| James D. Gray, Jr. and wife Donna | Plantation Exploration, Inc. | 10/25/2006 | 953 | 84 | Gonzales | Texas |
| James David Powell | Lucas Energy, Inc. | 6/30/2010 | 1027 | 933 | Gonzales | Texas |
| James Edwin Mills | Lucas Energy, Inc. | 3/25/2011 | 1048 | 339 | Gonzales | Texas |
| James E. Mills and wife Viola | Lucas Energy, Inc. | 9/5/2008 | 989 | 715 | Gonzales | Texas |
| James S. Porter et ux | Lucas Energy, Inc. | 8/5/2010 | 1028 | 470 | Gonzales | Texas |
| James W. Paterson et ux | Lucas Energy, Inc. | 8/9/2010 | 1028 | 927 | Gonzales | Texas |
| Jesse M. Pacheco et al | Lucas Energy, Inc. | 8/9/2010 | 1028 | 929 | Gonzales | Texas |
| Joan Yvonne Griffin, Trustee et al | Lucas Energy, Inc. | 6/1/2010 | 1024 | 50 | Gonzales | Texas |
| Joe Dale Mills | Lucas Energy, Inc. | 9/5/2008 | 989 | 719 | Gonzales | Texas |
| Joe W. Hindman et al | Crude Operating, LLC | 4/23/2007 | 962 | 374 | Gonzales | Texas |
| Joe I. Loomis, et ux | Billy R. Wilson | 8/27/2008 | 989 | 115 | Gonzales | Texas |
| John Butler Lester, et al | Billy R. Wilson | 8/1/1996 | 770 | 883 | Gonzales | Texas |
| John Butler Lester, et al | Lucas Energy, Inc. | 6/4/2010 | 1023 | 902 | Gonzales | Texas |
| Jonathan Will Ruddock, et ux | Lucas Energy, Inc. | 12/8/2010 | 1038 | 857 | Gonzales | Texas |
| Keith Borrer | Crude Operating, LLC | 3/28/2005 | 937 | 903 | Gonzales | Texas |
| Kenneth L. Hodges, et al | Lucas Energy, Inc. | 7/22/2011 | 1060 | 467 | Gonzales | Texas |
| Kenneth P. Whiddon and wife Mary Jane | Lucas Energy, Inc. | 9/28/2007 | 970 | 336 | Gonzales | Texas |
| Kristin N. Schuette, et al | Lucas Energy, Inc. | 10/13/2011 | 1067 | 294 | Gonzales | Texas |
| Lawrence Weigeit, Mary Sutton, Josephine Ard | Tusker (Texas) Inc. | 11/7/1990 | 670 | 480 | Gonzales | Texas |

| Lessor | Lessee | Date | Vol | PG | County | State |
|---|---|---|---|---|---|---|
| Leslie R. Talley, et ux | Lucas Energy, Inc. | 8/6/2007 | 967 | 646 | Gonzales | Texas |
| Leslie R. Talley, et ux | Lucas Energy, Inc. | 7/28/2010 | 1027 | 937 | Gonzales | Texas |
| Leta Inez Gescheldle | Lucas Energy, Inc. | 12/12/2009 | 1014 | 458 | Gonzales | Texas |
| M & R Poultry, Inc. | Lucas Energy, Inc. | 9/5/2008 | 989 | 710 | Gonzales | Texas |
| Mildred Lowe Freeman | Jim Burgin and Associates | 2/4/1990 | 653 | 763 | Gonzales | Texas |
| Myrna Paterson McLeroy, et al | Lucas Energy, Inc. | 8/9/2010 | 1028 | 925 | Gonzales | Texas |
| Nella Montgomery | Teton Exploration | 4/9/2010 | 1020 | 715 | Gonzales | Texas |
| Odd Fellow World Eye Bank & Visual Research FDN | Plantation Exploration, Inc. | 10/31/2006 | 956 | 225 | Gonzales | Texas |
| Patricia Ann Farrell | Lucas Energy, Inc. | 9/10/2009 | 1009 | 481 | Gonzales | Texas |
| Phillip R. Roeber et ux | Lucas Energy, Inc. | 8/12/2010 | 1034 | 420 | Gonzales | Texas |
| Raymond P. Roeber et al | Lacy & Byrd, Inc. | 1/11/1988 | 612 | 543 | Gonzales | Texas |
| Rebeca Hindman | Lucas Energy, Inc. | 9/3/2010 | 1031 | 779 | Gonzales | Texas |
| Robert R Boothe, Jr. | Lucas Energy, Inc. | 6/25/2009 | 1006 | 735 | Gonzales | Texas |
| Robert W. Norris, MD | Lucas Energy, Inc. | 9/16/2008 | 990 | 238 | Gonzales | Texas |
| Rozela Kifer | Billy R. Wilson | 3/1/1988 | 616 | 692 | Gonzales | Texas |
| Ruddock Vaccinating Service | Lucas Energy, Inc. | 1/25/2007 | 957 | 305 | Gonzales | Texas |
| Ruddock Vaccinating Service | Lucas Energy, Inc. | 8/31/2007 | 969 | 381 | Gonzales | Texas |
| Southern Comfort Farms | Lucas Energy, Inc. | 8/9/2010 | 1028 | 931 | Gonzales | Texas |
| Susan Norris Pick, MD | Lucas Energy, Inc. | 9/16/2008 | 990 | 234 | Gonzales | Texas |
| Thornan D. Manford III, Co-Trustee | Lucas Energy, Inc. | 12/9/2009 | 1014 | 718 | Gonzales | Texas |
| Thomas E. Norris, MD | Lucas Energy, Inc. | 9/16/2008 | 990 | 242 | Gonzales | Texas |

| Lessor | Lessee | Date | Vol | PG | County | State |
|---|---|---|---|---|---|---|
| Upton Ruddock et ux | TRT Energy Holding, Inc. | 10/5/1989 | 638 | 6 | Gonzales | Texas |
| Upton Ruddock | Lucas Energy, Inc. | 9/25/2008 | 989 | 797 | Gonzales | Texas |
| Upton Ruddock | Lucas Energy, Inc. | 9/2/2014 | 1178 | 417 | Gonzales | Texas |
| Upton Ruddock and wife Emma Rae | Lucas Energy, Inc. | 8/31/2007 | 969 | 377 | Gonzales | Texas |
| Wanda Gayle Collins Glenderining | Lucas Energy, Inc. | 8/5/2010 | 1028 | 923 | Gonzales | Texas |
| Wayne Ahr | Lucas Energy, Inc. | 8/10/2010 | 1028 | 14 | Gonzales | Texas |
| William A McMillion et ux | Lucas Energy, Inc. | 8/5/2010 | 1028 | 921 | Gonzales | Texas |
| William Dickson Barnett et al | Crude Operating, LLC | 6/20/2004 | 906 | 908 | Gonzales | Texas |

| Wells/County/State | | |
|---|---|---|
| Ali-O Unit | Gonzales | Texas |
| W L Barnett et al Unit 1 | Gonzales | Texas |
| W L Barnett et al Unit 2 | Gonzales | Texas |
| W L Barnett et al Unit 3 | Gonzales | Texas |
| W L Barnett et al Unit 4 | Gonzales | Texas |
| Burnett 1 | Gonzales | Texas |
| Cannan 1 | Gonzales | Texas |
| Cone-Dubose Unit 1 | Gonzales | Texas |
| Gandre 1 | Gonzales | Texas |
| Gatlin 1 | Gonzales | Texas |
| Griffin Oil Unit 2 | Gonzales | Texas |
| Griffin-Ruddock Oil Unit 1 | Gonzales | Texas |
| H.O.P.E. 1 | Gonzales | Texas |

| Wells/County/State | | |
|---|---|---|
| Hagen Ranch 3 | Gonzales | Texas |
| Hagen Ranch 4H | Gonzales | Texas |
| Hagen Ranch Unit 1 | Gonzales | Texas |
| Holub 1 | Gonzales | Texas |
| Jim Davis Unit 1 | Gonzales | Texas |
| Kuntschik 1 | Gonzales | Texas |
| J B Lester 1 | Gonzales | Texas |
| Merit-RVS Oil Unit 1 | Gonzales | Texas |
| Milton Hines 1 ST | Gonzales | Texas |
| Perkins Oil Unit 1 | Gonzales | Texas |
| Jessie Perkins 1D | Gonzales | Texas |
| RVS Oil Unit 3 | Gonzales | Texas |
| RVS 2 | Gonzales | Texas |
| RVS Oil Unit 1 | Gonzales | Texas |
| Rainey Unit 1H | Gonzales | Texas |
| Lipton Ruddick 1 | Gonzales | Texas |
| F T Schauer 1 | Gonzales | Texas |
| Wright 1 | Gonzales | Texas |
| Louis Zavadil 2 ST | Gonzales | Texas |

| Leases | | | | | | |
|---|---|---|---|---|---|---|
| **Lessor** | **Lessee** | **Date** | **vol** | **PG** | **County** | **State** |
| Team Bank, N.A., Trustee, Acct # 5301, as amended | Edwin S. Nichols Expl, Inc. | 2/27/1990 | 742 | 612 | Wilson | Texas |
| | | 3/27/1990 | 744 | 671 | Wilson | Texas |
| | | 12/14/1990 | 769 | 657 | Wilson | Texas |

| Lessor | Lessee | Date | vol | PG | County | State |
|---|---|---|---|---|---|---|
| James L. Wiatrek, et ux, as amended | El Tex Petroleum, LLC | 7/22/2008 | 1468 | 742 | Wilson | Texas |
| | | 10/29/2008 | 1481 | 841 | Wilson | Texas |
| John Stoeltje, et ux | El Tex Petroleum, LLC | 8/19/2008 | 1476 | 237 | Wilson | Texas |
| Louise G. Wall, et al | El Tex Petroleum, LLC | 9/3/2008 | 1475 | 310 | Wilson | Texas |
| Martha Jane Russell, et al | El Tex Petroleum, LLC | 3/13/2009 | 1498 | 846 | Wilson | Texas |
| Gene Yelton, et ux | El Tex Petroleum, LLC | 3/13/2009 | 1498 | 858 | Wilson | Texas |
| Jason Pfiel | Lucas Energy, Inc. | 9/24/2010 | 1537 | 307 | Wilson | Texas |
| William E. Fowler | Lucas Energy, Inc. | 6/20/2011 | 1617 | 683 | Wilson | Texas |
| Cynthia K. Sanders | Lucas Energy, Inc. | 6/20/2011 | 1617 | 678 | Wilson | Texas |
| Pfiel Family Trust | Origin Production Company, Inc. | 10/1/2009 | 1531 | 214 | Wilson | Texas |
| Francis Eugene Morganroth | Lucas Energy, Inc. | 2/15/2011 | 1594 | 172 | Wilson | Texas |
| Richard W. Thayer, et ux | El Tex Petroleum, LLC | 11/25/2008 | 1486 | 328 | Wilson | Texas |

| Wells/County/State | | |
|---|---|---|
| Eschenburg 4BH | Wilson | Texas |
| Eschenburg 4H | Wilson | Texas |
| R L Eschenburg II et al 1 | Wilson | Texas |
| Pfiel 2 | Wilson | Texas |
| Pfiel 1A | Wilson | Texas |
| Stoeltje 2 | Wilson | Texas |
| Team Bank 1H | Wilson | Texas |
| Wall 1 | Wilson | Texas |
| Wiatrek 1 | Wilson | Texas |

| Leases | | | | | | |
|---|---|---|---|---|---|---|
| **Lessor** | **Lessee** | **Date** | **Vol** | **PG** | **County** | **State** |
| Emory Rauschhuber, et ux | Origin Production Company, Inc. | 9/1/2011 | 97 | 237 | Frio | Texas |
| Emory Rauschhuber, et ux | Origin Production Company, Inc. | 9/1/2011 | 97 | 232 | Frio | Texas |

| Wells/County/State | | |
|---|---|---|
| Rauschhuber 2 | Frio | Texas |
| Rauschhuber 3 | Frio | Texas |
| Rauschhuber 4 | Frio | Texas |
| Rauschhuber 5 | Frio | Texas |
| Rauschhuber 6 | Frio | Texas |
| Emory Rauschhuber 2 | Frio | Texas |
| Emory Rauschhuber 3 | Frio | Texas |

| Leases | | | | | | |
|---|---|---|---|---|---|---|
| **Lessor** | **Lessee** | **Date** | **Vol** | **PG** | **County** | **State** |
| Lillie Copeland | Billy R. Wilson | 10/23/2000 | 912 | 530 | Karnes | Texas |
| Red Crest Trust, JP Morgan Chase Bank, NA, Trustee | Billy R. Wilson | 3/25/2008 | 873 | 394 | Karnes | Texas |
| Leland Copeland | Lucas Energy, Inc. | 7/16/2013 | 1134 | 651 | Karnes | Texas |
| Glenn D. & Betty Boggs, Jr. | Lucas Energy, Inc. | 8/16/2013 | 1134 | 653 | Karnes | Texas |

| Wells/County/State | | |
|---|---|---|
| Copeland Karnes 1H | Karnes | Texas |
| Griffin 1 | Karnes | Texas |

| Leases | | | | | | |
|---|---|---|---|---|---|---|
| Lesser | Lessee | Date | vol | PG | County | State |
| BP America Production Company | Kidd Production Company | 5/1/2010 | 323 | 234 | Sabine | Texas |

| Wells/County/State | | |
|---|---|---|
| ARCO Fee A-418 1H | Sabine | Texas |

| Leases | | | | | | |
|---|---|---|---|---|---|---|
| Lesser | Lessee | Date | vol | PG | County | State |
| BP America Production Company | Kidd Production Company | 12/1/2010 | 904 | 184 | Jasper | Texas |

| Wells/County/State | | |
|---|---|---|
| ARCO Fee A-908 1H | Jasper | Texas |